UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

May 27, 2020

Commission File Number 001-38308

Greenpro Capital Corp.

(Exact name of registrant issuer as specified in its charter)

Nevada	98-1146821
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Room 1701-1703, 17/F.,

The Metropolis Tower,

10 Metropolis Drive, Hung Hom,

Hong Kong

(Address of principal executive offices, including zip code)

Registrant’s phone number, including area code (852) 3111 -7718

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value	GRNQ	NASDAQ Capital Market

Item 1.01. Entry into a Material Definitive Agreement.

On May 27, 2020, Greenpro Capital Corp. (the “Company”) entered into a Sale and Purchase Agreement with Daniel McKinney (the “Seller”) to acquire a four percent (4%) ownership interest in a 12.3 kilogram carved natural blue sapphire (the “Millennium Sapphire”) for a purchase price of $4,000,000. The consideration for the acquisition will be paid by the Company through the issuance of 4,444,444 restricted shares of the Company’s common stock, valued at $0.90 per share. The parties expect to close the transaction within the next 30 days, subject to standard closing conditions. The Company is currently negotiating with the Seller to purchase the remaining 96% interest in the Millennium Sapphire, although there is no assurance an agreement will be reached between the parties. The Company intends to transfer any interest acquired in the Millennium Sapphire to the Company’s wholly owned subsidiary, Millennium Fine Arts, Inc. The Millennium Sapphire was originally discovered in Madagascar and recognized as the world’s largest gem carved sapphire as certified by the Guinness Book of World Records in 2001.

A copy of the Sale and Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing summary of the terms of the Sale and Purchase Agreement is subject to, and qualified in its entirety by, such agreement. On May 27, 2020, the Company issued a press release announcing the signing of the Sale and Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

As described more fully in Item 1.01 above, on the closing date of the transaction, the Company intends to issue to the Seller and its designees an aggregate of 4,444,444 restricted shares of the Company’s common stock in a private placement, which shares, when issued, will be exempt from registration pursuant to Section 4(2) of, and/or Rule 506 under Regulation D promulgated under, the Securities Act of 1933, as amended.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Sale and Purchase Agreement dated May 27, 2020 between the Registrant and Daniel McKinney.

99.1	Press Release dated May 27, 2020.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREENPRO CAPITAL CORP.

Date: June 1, 2020	By:	/s/ Lee Chong Kuang
	Title:	President and Chief Executive Officer

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